OLD MUTUAL ADVISOR FUNDS II

Supplement Dated July 3, 2007

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Advisor Funds II, each dated June 4, 2007. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

At a meeting of shareholders of the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund (together, the “Funds”) held on July 3, 2007, shareholders of the Funds approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC (“Ashfield”).

Ashfield had been serving as an interim investment sub-advisor to the Funds since February 10, 2007. A description of Ashfield and the portfolio managers for each of the Funds are contained in the current Prospectuses.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-102 07/2007